UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 15, 2006
Ciphergen Biosystems, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-31617 (Commission File Number)	33-059-5156 (I.R.S. Employer Identification Number)
6611 Dumbarton Circle
Fremont, CA 94555
(Address of principal executive offices)
(510) 505-2100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 9.1

Item 9.01     Financial Statements and Exhibits.
(b)	Pro Forma Financial Information

Attached hereto as Exhibit 9.1 are pro forma financial statements originally filed on Form 8-K on November 14, 2006, updated as of and for the period ending September 30, 2006.

(c)	Exhibits
9.1	Pro forma financial statements of Ciphergen Biosystems, Inc.:
•	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2006, and notes thereto

•	Unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2005 and for the nine months ended September 30, 2006, and notes thereto

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ciphergen Biosystems, Inc. (Registrant)
Date: December 15, 2006	By:	/s/ Debra A. Young
Debra A. Young
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
9.1	Pro forma financial statements of Ciphergen Biosystems, Inc.:

	•	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2006, and notes thereto

	•	Unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2005 and for the nine months ended September 30, 2006, and notes thereto

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